 MERRILL LYNCH LIFE INSURANCE COMPANY     ML LIFE INSURANCE COMPANY OF NEW YORK

 MERRILL LYNCH LIFE VARIABLE ANNUITY         ML OF NEW YORK VARIABLE ANNUITY
          SEPARATE ACCOUNT D                       SEPARATE ACCOUNT D
  SUPPLEMENT DATED OCTOBER 10, 2006         SUPPLEMENT DATED OCTOBER 10, 2006
                TO THE                                   TO THE
   PROSPECTUSES AS SUPPLEMENTED FOR         PROSPECTUSES AS SUPPLEMENTED FOR
     INVESTOR CHOICE ANNUITY(SM)               INVESTOR CHOICE ANNUITY(SM)
             (IRA SERIES)                             (IRA SERIES)
         (DATED MAY 1, 2006)                       (DATED MAY 1, 2006)
                 AND                                       AND
     MERRILL LYNCH IRA ANNUITY(R)             MERRILL LYNCH IRA ANNUITY(R)
         (DATED MAY 1, 2006)                       (DATED MAY 1, 2005)

This supplement describes a change to one of the underlying investment portfolios available under the variable annuity contracts listed above (the "Contracts") issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. Please retain this supplement with your Prospectus for future reference.

Effective following the close of business on October 13, 2006, one of the underlying investment portfolios available under your Contract, the BlackRock U.S. Government Fund, merged with and into the BlackRock Government Income Fund. The BlackRock Government Income Fund is now available for the allocation of premiums and contract value under your Contract. The BlackRock U.S. Government Fund is no longer available under your Contract. Any contract value invested in the subaccount corresponding to the BlackRock U.S. Government Fund will be automatically invested in Class A shares of the BlackRock Government Income Fund.

The following discussion sets forth information regarding the BlackRock Government Income Fund that is now available under your Contract.

Please delete the information in the Fee Table of your Prospectus, as previously supplemented, relating to the BlackRock U.S. Government Fund and replace it with the following:

                                  BLACKROCK GOVERNMENT
                                       INCOME FUND
                                    (CLASS A SHARES)
                                  --------------------
ANNUAL EXPENSES
Investment Advisory Fees                  0.50%
12b-1 Fees                                  --
Other Expenses                            0.73%
                                          ----
Total Annual Operating Expenses           1.23%
Expense Reimbursements                    0.16%
                                          ----
Net Expenses(1)                           1.07%

                                                                     101812-0906

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(1)  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.07% of average daily net assets until February 1, 2007. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Fund are estimated to be 1.00%. These voluntary waivers may be terminated at any time. In addition, BlackRock has agreed to voluntarily waive or reimburse fees or expenses such that net expenses would not exceed 0.95%. This voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the reorganization of the fund and a mutual fund formerly managed by Merrill Lynch Investment Managers unless approved by the Fund's trustees, including a majority of the non-interested trustees.

Please delete the information in the "Investments of the Separate Account" section of your Prospectus, as previously supplemented, relating to the BlackRock U.S. Government Fund and replace it with the following:

 BLACKROCK GOVERNMENT                                INVESTMENT           ASSET CLASS/
INCOME FUND (CLASS A)   INVESTMENT OBJECTIVE   ADVISER/SUBADVISER(S)   INVESTMENT STYLE
---------------------   --------------------   ---------------------   ----------------
 BLACKROCK GOVERNMENT     Seeks to maximize     BlackRock Advisors,      Fixed Income/
INCOME FUND (CLASS A)       total return.         LLC/ BlackRock         Intermediate
                                                     Financial               Term
                                                  Management, Inc.

                                      * * *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 for Contracts issued by Merrill Lynch Life Insurance Company or (800) 333-6524 for Contracts issued by ML Life Insurance Company of New York, or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

                                                                     101812-0906